                   Olympic  Automobile  Receivables Trust  1997 - A

                           Monthly  Servicer's  Certificate




       Accounting Date:                          June 30, 1997
                                                 ---------------------
       Determination Date:                       July 7, 1997
                                                 ---------------------
       Distribution Date:                        July 15, 1997
                                                 ---------------------
       Monthly Period Ending:                    June 30, 1997
                                                 ---------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.




I.     Collection Account Summary
       Available Funds:
                 Payments Received                                                           $25,004,668.26
                 Liquidation Proceeds (excluding Purchase Amounts)                              $385,591.98
                 Current Monthly Advances                                                       $216,175.89
                 Amount of withdrawal, if any, from the Reserve Account                               $0.00
                 Monthly Advance Recoveries                                                    ($136,050.57)
                 Purchase Amounts-Warranty and Administrative Receivables                             $0.00
                 Purchase Amounts - Liquidated Receivables                                            $0.00
                 Income from investment of funds in Trust Accounts                              $106,107.27
                                                                                           -----------------
       Total Available Funds                                                                                     $25,576,492.83
                                                                                                               -----------------
                                                                                                               -----------------
       Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                                    $0.00
                 Backup Servicer Fee                                                                  $0.00
                 Basic Servicing Fee                                                            $609,833.98
                 Trustee and other fees                                                               $0.00
                 Class A-1 Interest Distributable Amount                                        $178,524.42
                 Class A-2 Interest Distributable Amount                                      $1,213,158.33
                 Class A-3 Interest Distributable Amount                                        $688,906.67
                 Class A-4 Interest Distributable Amount                                        $912,759.38
                 Class A-5 Interest Distributable Amount                                        $471,296.67
                 Noteholders' Principal Distributable Amount                                 $17,748,241.20
                 Certificateholders' Interest Distributable Amount                              $429,479.17
                 Certificateholders' Principal Distributable Amount                                           $0.00
                 Amounts owing and not paid to Security Insurer under
                   Insurance Agreement                                                                $0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)                         $0.00
                 Spread Account Deposit                                                       $3,324,293.03
                                                                                           -----------------
       Total Amounts Payable on Distribution Date                                                                $25,576,492.83
                                                                                                               -----------------
                                                                                                               -----------------

II.    Available Funds
       Collected Funds (see V)
                 Payments Received                                                           $25,004,668.26
                 Liquidation Proceeds (excluding Purchase Amounts)                              $385,591.98      $25,390,260.24
                                                                                           -----------------

       Purchase Amounts                                                                                                   $0.00

       Monthly Advances
                 Monthly Advances - current Monthly Period (net)                                 $80,125.32
                 Monthly Advances - Outstanding Monthly Advances
                   not otherwise reimbursed to the Servicer                                           $0.00          $80,125.32
                                                                                           -----------------

       Income from investment of funds in Trust Accounts                                                            $106,107.27
                                                                                                               -----------------

       Available Funds                                                                                           $25,576,492.83
                                                                                                               -----------------
                                                                                                               -----------------
III.   Amounts Payable on Distribution Date

         (i)(a)  Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                            $0.00


         (i)(b)  Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

         (i)(c)  Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

        (ii)     Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                      Owner Trustee                                                                   $0.00
                      Administrator                                                                   $0.00
                      Indenture Trustee                                                               $0.00
                      Indenture Collateral Agent                                                      $0.00
                      Lockbox Bank                                                                    $0.00
                      Custodian                                                                       $0.00
                      Backup Servicer                                                                 $0.00
                      Collateral Agent                                                                $0.00               $0.00
                                                                                              --------------
       (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                               $609,833.98

       (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

       (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

        (iv)     Class A-1 Interest Distributable Amount                                                            $178,524.42
                 Class A-2 Interest Distributable Amount                                                          $1,213,158.33
                 Class A-3 Interest Distributable Amount                                                            $688,906.67
                 Class A-4 Interest Distributable Amount                                                            $912,759.38
                 Class A-5 Interest Distributable Amount                                                            $471,296.67

         (v)     Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                                           $17,748,241.20
                      Payable to Class A-2 Noteholders                                                                    $0.00
                      Payable to Class A-3 Noteholders                                                                    $0.00
                      Payable to Class A-4 Noteholders                                                                    $0.00
                      Payable to Class A-5 Noteholders                                                                    $0.00

        (vi)     Certificateholders' Interest Distributable Amount                                                  $429,479.17

       (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                   Distribution Account of any funds in the Class A-1 Holdback Subaccount
                   (applies only on the Class A-1 Final Scheduled Distribution Date)                                      $0.00

      (viii)     Certificateholders' Principal Distributable Amount                                                       $0.00

        (ix)     Amounts owing and not paid to Security Insurer under Insurance Agreement                                 $0.00
                                                                                                               -----------------

                 Total amounts payable on Distribution Date                                                      $22,252,199.80
                                                                                                               -----------------
                                                                                                               -----------------

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account
         Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

                 Amount of excess, if any, of Available Funds
                   over total amounts payable (or amount of such
                   excess up to the Spread Account Maximum Amount)                                                $3,324,293.03

       Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over Available
                   Funds (excluding amounts payable under item (vii) of Section III)                                      $0.00

                 Amount available for withdrawal from the Reserve Account (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite
                   Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve
                   Account in respect of transfers of Subsequent Receivables)                                             $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available
                   Funds shall be withdrawn by the Indenture Trustee from the Reserve
                   Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from the Reserve
                   Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
         Distribution Date:

                   Amount by which (a) the remaining principal balance of the Class
                     A-1 Notes exceeds (b) Available Funds after payment of amounts set
                     forth in item (v) of Section III                                                                     $0.00

                   Amount available in the Class A-1 Holdback Subaccount                                                  $0.00

                   (The amount by which the remaining principal balance of the Class
                     A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the
                     Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
                     Holdback Subaccount, and deposited in the Note Distribution
                     Account for payment to the Class A-1 Noteholders)

                   Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                   $0.00

       Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                   Holdback Subaccount and Available Funds                                                                $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the
                   Class A-1 Notes after giving effect to payments made under items (v)
                   and (vii) of Section III and pursuant to a withdrawal from the
                   Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the
                   Class A-1 Prepayment Amount, the Class A-2 Prepayment Amount, the
                   Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount, and the
                   Class A-5 Prepayment Amount over (b) the amount on deposit in the Pre-Funding
                   Account                                                                                                $0.00


       Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled
                   Distribution Date, of (a) the unpaid principal balance of the
                   Class A-1 Notes over (b) the sum of the amounts deposited in the
                   Note Distribution Account under item (v) and (vii) of Section III
                   or pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                    $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
         Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency
         Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent,
         if any, the Owner Trustee and the Servicer specifying the Deficiency Claim
         Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


V.     Collected Funds

       Payments Received:
                 Supplemental Servicing Fees                                                          $0.00
                 Amount allocable to interest                                                 $9,590,920.08
                 Amounts allocable to principal                                              $15,413,748.18
                 Amount allocable to Insurance Add-On Amounts                                         $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00
                                                                                           -----------------
       Total Payments Received                                                                                   $25,004,668.26

       Liquidation Proceeds:
                 Gross amount realized with respect to Liquidated Receivables                   $441,864.30

                 Less: (i) reasonable expenses incurred by Servicer
                   in connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts
                   required to be refunded to Obligors on such Liquidated Receivables           ($56,272.32)
                                                                                           -----------------
       Net Liquidation Proceeds                                                                                     $385,591.98

       Allocation of Liquidation Proceeds:
                 Supplemental Servicing Fees                                                          $0.00
                 Amount allocable to interest                                                         $0.00
                 Amounts allocable to principal                                                       $0.00
                 Amount allocable to Insurance Add-On Amounts                                         $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00               $0.00
                                                                                           -----------------   -----------------
       Total Collected Funds                                                                                     $25,390,260.24
                                                                                                               -----------------
                                                                                                               -----------------
VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                            $0.00
                 Amount allocable to interest                                                         $0.00
                 Amounts allocable to principal                                                       $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00

       Purchase Amounts - Administrative Receivables                                                                      $0.00
                 Amount allocable to interest                                                         $0.00
                 Amounts allocable to principal                                                       $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00
                                                                                           -----------------

       Total Purchase Amounts                                                                                             $0.00
                                                                                                               -----------------
                                                                                                               -----------------
VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                 $229,794.69

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                 Payments received from Obligors                                               ($136,050.57)
                 Liquidation Proceeds                                                                 $0.00
                 Purchase Amounts - Warranty Receivables                                              $0.00
                 Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                           -----------------

       Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                   ($136,050.57)

       Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                  ($136,050.57)

       Remaining Outstanding Monthly Advances                                                                        $93,744.12

       Monthly Advances - current Monthly Period                                                                    $216,175.89
                                                                                                               -----------------
       Outstanding Monthly Advances - immediately following the Distribution Date                                   $309,920.01
                                                                                                               -----------------
                                                                                                               -----------------

VIII.  Calculation  of  Interest  and  Principal  Payments

  A.   Calculation  of  Principal  Distribution  Amount

       Payments received allocable to principal                                                                  $15,413,748.18
       Aggregate of Principal Balances as of the Accounting Date of all
         Receivables that became Liquidated Receivables
         during the Monthly Period                                                                                $2,334,493.02
       Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                               $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
       Cram Down Losses                                                                                                   $0.00
                                                                                                               -----------------
       Principal Distribution Amount                                                                             $17,748,241.20
                                                                                                               -----------------
                                                                                                               -----------------
  B.   Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-1 Noteholders on such Distribution Date)                    $38,950,781.51

       Multiplied by the Class A-1 Interest Rate                                                     5.500%

       Multiplied by actual days in the period, in case of the first Distribution
         Date, by 25/360                                                                         0.08333333         $178,524.42
                                                                                           -----------------
       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             $0.00
                                                                                                               -----------------
       Class A-1 Interest Distributable Amount                                                                      $178,524.42
                                                                                                               -----------------
                                                                                                               -----------------
  C.   Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-2 Noteholders on such Distribution Date)                   $237,680,000.00

       Multiplied by the Class A-2 Interest Rate                                                     6.125%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 25/360                  0.08333333       $1,213,158.33
                                                                                           -----------------
       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                             $0.00
                                                                                                               -----------------
       Class A-2 Interest Distributable Amount                                                                    $1,213,158.33
                                                                                                               -----------------
                                                                                                               -----------------
  D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-3 Noteholders on such Distribution Date)                   $129,170,000.00

       Multiplied by the Class A-3 Interest Rate                                                     6.400%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 25/360                  0.08333333         $688,906.67
                                                                                           -----------------
       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                               -----------------
       Class A-3 Interest Distributable Amount                                                                      $688,906.67
                                                                                                               -----------------
                                                                                                               -----------------
  E.   Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-4 Noteholders on such Distribution Date)                   $165,330,000.00

       Multiplied by the Class A-4 Interest Rate                                                     6.625%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 25/360                  0.08333333         $912,759.38
                                                                                           -----------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                               -----------------

       Class A-4 Interest Distributable Amount                                                                      $912,759.38
                                                                                                               -----------------
                                                                                                               -----------------

  F.   Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-5 Noteholders on such Distribution Date)                    $83,170,000.00

       Multiplied by the Class A-5 Interest Rate                                                     6.800%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 25/360                  0.08333333         $471,296.67
                                                                                           -----------------
       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                               -----------------

       Class A-5 Interest Distributable Amount                                                                      $471,296.67
                                                                                                               -----------------
                                                                                                               -----------------

  H.   Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                  $178,524.42
       Class A-2 Interest Distributable Amount                                                $1,213,158.33
       Class A-3 Interest Distributable Amount                                                  $688,906.67
       Class A-4 Interest Distributable Amount                                                  $912,759.38
       Class A-5 Interest Distributable Amount                                                  $471,296.67

       Noteholders' Interest Distributable Amount                                                                 $3,464,645.46
                                                                                                               -----------------
                                                                                                               -----------------
  I.   Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                        $17,748,241.20

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii)
         for the Distribution Date on which the principal balance of the Class A-1
         Notes is reduced to zero, 100% until the principal balance of the Class A-1
         Notes is reduced to zero and with respect to any remaining portion of the
         Principal Distribution Amount, the initial principal balance of the Class A-2
         Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
         Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
         Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date
         for the preceding Distribution Date)                                                       100.00%      $17,748,241.20
                                                                                           -----------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                               -----------------
       Noteholders' Principal Distributable Amount                                                               $17,748,241.20
                                                                                                               -----------------
                                                                                                               -----------------
  J.   Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
         (equal to entire Noteholders' Principal Distributable Amount until the
         principal balance of the Class A-1 Notes is reduced to zero)                                            $17,748,241.20
                                                                                                               -----------------
                                                                                                               -----------------
       Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
         (no portion of the Noteholders' Principal Distributable Amount is payable to the
         Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
         Distributable Amount)                                                                                            $0.00
                                                                                                               -----------------
                                                                                                               -----------------

  K.   Calculation of Certificateholders' Interest Distributable Amount

       Certificateholders' Monthly Interest Distributable Amount:

       Certificate Balance (as of the close of business
         on the preceding Distribution Date)                                                 $77,500,000.00

       Multilpied by the Certificate Pass-Through Rate                                               6.650%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 25/360                  0.08333333         $429,479.17
                                                                                           -----------------
       Plus any unpaid Certificateholders' Interest Carryover Shortfall                                                   $0.00
                                                                                                               -----------------
       Certificateholders' Interest Distributable Amount                                                            $429,479.17
                                                                                                               -----------------
                                                                                                               -----------------
  L.   Calculation of Certificateholders' Principal Distributable Amount:

       Certificateholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                         $17,748,241.20

       Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%,
         (ii) for the Distribution Date on which the principal balance of the Class
         A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1
         Notes is reduced to zero and with respect to any remaining portion of the
         Principal Distribution Amount, 100% minus the Noteholders' Percentage
         (computed after giving effect to the retirement of the Class A-1 Notes) and
         (iii) for each Distribution Date thereafter, 100% minus Noteholders' Percentage)             0.00%               $0.00
                                                                                           -----------------
       Unpaid Certificateholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                               -----------------
       Certificateholders' Principal Distributable Amount                                                                 $0.00
                                                                                                               -----------------
                                                                                                               -----------------
IX.    Pre-Funding Account

  A.   Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                 Pre-Funded Amount                                                                                        $0.00
                                                                                                               -----------------
                                                                                                                          $0.00
                                                                                                               -----------------
                                                                                                               -----------------
       Less: withdrawals from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
         (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
         Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving
         effect to transfer of Subsequent Receivables over (ii) $0))                                                      $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been reduced to $100,000 or less
         as of the Distribution Date (see B below)                                                                        $0.00
                                                                                                               -----------------
       Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date
                   Pre-Funded Amount                                                                  $0.00
                                                                                           -----------------
                                                                                                                          $0.00
                                                                                                               -----------------
                                                                                                               -----------------

IX.    Pre-Funding Account (cont.)

  B.   Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
         Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997 Distribution Date) or
         the Pre-Funded Amount being reduced to $100,000 or less on any Distribution
         Date                                                                                                             $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount
         as of the Distribution Date)                                                                                     $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount
         as of the Distribution Date)                                                                                     $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
         Amount as of the Distribution Date)                                                                              $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
         Amount as of the Distribution Date)                                                                              $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
         Amount as of the Distribution Date)                                                                              $0.00

       Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of
         the Distribution Date)                                                                                           $0.00

  C.   Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                       $0.00
       Class A-2 Prepayment Premium                                                                                       $0.00
       Class A-3 Prepayment Premium                                                                                       $0.00
       Class A-4 Prepayment Premium                                                                                       $0.00
       Class A-5 Prepayment Premium                                                                                       $0.00

       Certificate Prepayment Premium                                                                                     $0.00

X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
         and Certificates:

                 Product of (x) 6.34% (weighted average interest of the Class A-1 Interest
                   Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4
                   Interest Rate, Class A-5 Interest Rate and Certificate Pass-Through Rate
                   (based on outstanding Class A-1 principal balance, Class A-2 principal balance, Class A-3 principal balance, Class A-4 principal balance,
                   Class A-5 principal balance and Certificate Balance), divided by 360,
                   (y) $0.00 (the Pre-Funded Amount on such Distribution
                   Date) and (z) 0 (the number of days until the May 1997
                   Distribution Date))                                                                                    $0.00

                 Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
                   Pre-Funded Amount on such Distribution Date) and (z) 0 (the number
                   of days until the May 1997 Distribution Date)                                                       ($0.00)
                                                                                                               -----------------


       Requisite Reserve Amount                                                                                          ($0.00)
                                                                                                               -----------------
                                                                                                               -----------------
       Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) as of the preceding Distribution Date or, in the case of the first
         Distribution Date, as of the Closing Date                                                                        $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables)                                                                                          $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
         (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve
         Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General
         Partners from amounts withdrawn from the Pre-Funding Account in respect of
         transfers of Subsequent Receivables)                                                                            ($0.00)

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
         Subaccount) to cover the excess, if any, of total amount payable over
         Available Funds (see IV above)                                                                                   $0.00
                                                                                                               -----------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) after the Distribution Date                                                                ($0.00)
                                                                                                               -----------------
                                                                                                               -----------------
XI.    Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
         Date, as applicable,                                                                                             $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
         Date or on a Subsequent Transfer Date preceding the Distribution Date))                                          $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to
         cover a Class A-1 Maturity Shortfall (see IV above)                                                              $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
         Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1
         Maturity Shortfall (amount of withdrawal to be released by the Indenture
         Trustee to the General Partners)                                                                                 $0.00
                                                                                                               -----------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                               -----------------
                                                                                                               -----------------

XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period    $731,800,776.35
       Multiplied by Basic Servicing Fee Rate                                             1.00%
       Divided by Months per year                                                     0.083333%
                                                                                -----------------

       Basic Servicing Fee                                                                         $609,833.98

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                  $0.00

       Supplemental Servicing Fees                                                                       $0.00
                                                                                                 ---------------
       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $609,833.98
                                                                                                                -----------------
                                                                                                                -----------------
XIII.  Information for Preparation of Statements to Noteholders

          a.   Aggregate principal balance of the Notes as of first day
                 of Monthly Period
                 Class A-1 Notes                                                                                 $38,950,781.51
                 Class A-2 Notes                                                                                $237,680,000.00
                 Class A-3 Notes                                                                                $129,170,000.00
                 Class A-4 Notes                                                                                $165,330,000.00
                 Class A-5 Notes                                                                                 $83,170,000.00

          b.   Amount distributed to Noteholders allocable to principal
                 Class A-1 Notes                                                                                 $17,748,241.20
                 Class A-2 Notes                                                                                          $0.00
                 Class A-3 Notes                                                                                          $0.00
                 Class A-4 Notes                                                                                          $0.00
                 Class A-5 Notes                                                                                          $0.00

          c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                 Class A-1 Notes                                                                                 $21,202,540.31
                 Class A-2 Notes                                                                                $237,680,000.00
                 Class A-3 Notes                                                                                $129,170,000.00
                 Class A-4 Notes                                                                                $165,330,000.00
                 Class A-5 Notes                                                                                 $83,170,000.00

          d.   Interest distributed to Noteholders
                 Class A-1 Notes                                                                                    $178,524.42
                 Class A-2 Notes                                                                                  $1,213,158.33
                 Class A-3 Notes                                                                                    $688,906.67
                 Class A-4 Notes                                                                                    $912,759.38
                 Class A-5 Notes                                                                                    $471,296.67

          e.   Remaining Certificate Balance                                                                     $77,500,000.00

          f.   1.  Class A-1 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               7.  Certificateholders' Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                      $0.00
               8.  Certificateholders' Principal Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00

XIV.   Information for Preparation of Statements to Noteholders (continued)

          g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                  $0.00
                 2.  Class A-1 Holdback Subaccount                                                    $0.00
                 3.  Claim on the Note Policy                                                         $0.00

          h.   Remaining Pre-Funded Amount                                                                                $0.00

          i.   Remaining Reserve Amount                                                                                  ($0.00)

          j.   Amount on deposit on Class A-1 Holdback Subaccount                                                         $0.00

          k.   Prepayment amounts
                 Class A-1 Prepayment Amount                                                                              $0.00
                 Class A-2 Prepayment Amount                                                                              $0.00
                 Class A-3 Prepayment Amount                                                                              $0.00
                 Class A-4 Prepayment Amount                                                                              $0.00
                 Class A-5 Prepayment Amount                                                                              $0.00

          l.   Prepayment Premiums
                 Class A-1 Prepayment Premium                                                                             $0.00
                 Class A-2 Prepayment Premium                                                                             $0.00
                 Class A-3 Prepayment Premium                                                                             $0.00
                 Class A-4 Prepayment Premium                                                                             $0.00
                 Class A-5 Prepayment Premium                                                                             $0.00

          m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
                 other fees, if any, paid by the Trustee on behalf of
                 the Trust                                                                                          $609,833.98

          n.   Note Pool Factors (after giving effect to distributions on the
                 Distribution Date)
                 Class A-1 Notes                                                                                     0.25809544
                 Class A-2 Notes                                                                                     1.00000000
                 Class A-3 Notes                                                                                     1.00000000
                 Class A-4 Notes                                                                                     1.00000000
                 Class A-5 Notes                                                                                     1.00000000

XV.    Information for Preparation of Statements to Certificateholders

          a.   Aggregate Certificate Balance as of first day of Monthly Period                                   $77,500,000.00

          b.   Amount distributed to Certificateholders allocable to principal                                            $0.00

          c.   Aggregate  Certificate Balance (after giving effect to
                 distributions on the Distribution Date)                                                         $77,500,000.00

          d.   Interest distributed to  Certificateholders                                                          $429,479.17

          e.   Remaining  Certificate Balance                                                                    $77,500,000.00

          f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                 Class A-1 Notes                                                                                 $21,202,540.31
                 Class A-2 Notes                                                                                $237,680,000.00
                 Class A-3 Notes                                                                                $129,170,000.00
                 Class A-4 Notes                                                                                $165,330,000.00
                 Class A-5 Notes                                                                                 $83,170,000.00

          g.   1.  Class A-1 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               7.  Certificateholders' Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00
               8.  Certificateholders' Principal Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                           $0.00

          h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
               1.  Reserve Account                                                                    $0.00
               2.  Spread Account                                                                     $0.00
               3.  Claim on the Certificate Policy                                                    $0.00

          i.   Remaining Pre-Funded Amount                                                                                $0.00

          j.   Remaining Reserve Amount                                                                                  ($0.00)

          k.   Certificate Prepayment Amount                                                                              $0.00

          l.   Certificate Prepayment Premium                                                                             $0.00

          m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
                 other fees, if any, paid by the Trustee on behalf of
                 the Trust                                                                                          $609,833.98

          n.   Certificate Pool Factor (after giving effect to distributions
                 on the Distribution Date)                                                                           1.00000000

XVI.   Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                           $774,999,994.84
                 Subsequent Receivables                                                                                   $0.00
                                                                                                               -----------------
                 Original Pool Balance at end of Monthly Period                                                 $774,999,994.84
                                                                                                               -----------------
                                                                                                               -----------------

                 Aggregate Principal Balance as of preceding Accounting Date                                    $731,800,776.35
                 Aggregate Principal Balance as of current Accounting Date                                      $714,052,535.15


MONTHLY PERIOD LIQUIDATED RECEIVABLES                             MONTHLY PERIOD ADMINSITRATIVE RECEIVABLES
-------------------------------------                             -----------------------------------------
                   LOAN #               AMOUNT                          LOAN #               AMOUNT
                   ------               ------                          ------               ------
          see attached listing      $60,889.56                    see attached listing
                                    $12,066.06
                                 $2,200,637.74
                                    $60,899.66
                                 -------------
                                 $2,334,493.02
                                 -------------
                                 -------------

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
         of all Receivables delinquent more than 30 days with
         respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                                        $ 17,326,743.74

       Aggregate Principal Balance as of the Accounting Date                              $714,052,535.15
                                                                                         -----------------

       Delinquency Ratio                                                                                            2.42653627%
                                                                                                              -----------------
                                                                                                              -----------------






     IN WITNESS WHEREOF, I, Michael Sherman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                               ARCADIA FINANCIAL LTD.


                                       By:          /s/ Michael J. Sherman
                                               --------------------------------

                                       Name:          Michael J. Sherman
                                               --------------------------------
                                       Title:     Vice President / Treasurer
                                               --------------------------------